Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes
19. Income Taxes
The Company is subject to US (federal, state and local) and foreign income taxes. The components of income (loss) before income tax expense (benefit) are as follows:

	Year Ended December 31,
(Amounts in thousands)	2023	2022
U.S.	$(504,096)	$(853,151)
Foreign	(30,326)	(22,826)
(Loss) income before income tax expense	$(534,422)	$(875,977)
The following table displays the components of the Company’s federal, state and local, and foreign income taxes.

	Year Ended December 31,
(Amounts in thousands)	2023	2022
Current Income Tax Expense (Benefit):
Federal	$127	$(658)
Foreign	1,780	1,815
State and local	8	(130)
Total Current Income Tax Expense (Benefit)	1,915	1,027

Deferred Income Tax Expense (Benefit):
Federal	(46,751)	(138,339)
Foreign	(8,351)	(6,967)
State and local	(7,436)	(32,013)
Valuation Allowance	62,621	177,392
Total Deferred Income Tax Expense (Benefit)	83	73

Income Tax Expense (Benefit)	$1,998	$1,100
The following table displays the difference between the U.S. federal statutory corporate tax rate and the effective tax rate.

	Year Ended December 31,
	2023	2022
US federal statutory corporate tax rate	21.00%	21.00%
State and local tax	1.02%	2.87%
Stock-based compensation	-0.74%	-0.68%
Fair value of warrants	-9.33%	6.37%
Others	-0.79%	0.03%
Foreign tax rate differential	0.23%	0.09%
R&D tax credit	—%	0.13%
Unrecognized tax benefits	-0.02%	0.08%
Interest - Pre-Closing Bridge Notes	—%	-6.54%
Restructuring costs	—%	-3.19%
Change in valuation allowance	-11.75%	-20.29%
Effective Tax Rate	-0.38%	-0.13%
The difference between the U.S. Federal statutory tax rate and the effective tax rate relates to permanent differences between book and taxable income with respect to reporting for income tax purposes and the change in valuation allowance. The permanent differences will not be reversed in the future. These amounts were predominantly comprised of state and local taxes, stock option expense, and change in fair value of warrants.
Deferred Income Tax Assets and Liabilities
The Company evaluates the deferred income tax assets for the recoverability using a consistent approach which considers the relative impact of negative and positive evidence, including the Company’s historical profitability and losses and projections of future taxable income (loss).
As of December 31, 2023, the Company continued to conclude that the negative evidence with respect to the recoverability of its deferred income tax assets outweighed the positive evidence. It is more likely than not that the deferred income tax assets will not be realized. As of December 31, 2023 and 2022, the Company had a 100% valuation allowance on its domestic deferred tax assets. The Company’s framework for assessing the recoverability of deferred income tax assets requires it to weigh all available evidence, to the extent it exists, including:
•the sustainability of future profitability required to realize the deferred income tax assets,
•the cumulative net income or losses in the consolidated statements of operations and comprehensive income in recent years
The following table displays deferred income tax assets and deferred income tax liabilities:

	As of December 31,
(Amounts in thousands)	2023	2022
Deferred Income Tax Assets
Net operating loss	$334,955	$243,632
Non-qualified stock options	—	1,735
Reserves	4,550	5,092
Loan repurchase reserve	5,219	12,991
Restructuring reserve	2,532	757
Accruals	—	112
Deferred revenue	22	7,688
Internal use software	6,172	—
Other	2,382	3,908
Total Deferred Income Tax Assets	355,832	275,915
Deferred Income Tax Liabilities
Non-qualified stock options	(6,215)	—
Internal use software	—	(3,167)
Intangible assets	(840)	(547)
Depreciation	(1,741)	(1,775)
Total Deferred Income Tax Liabilities	(8,796)	(5,489)
Net Deferred Tax Asset before Valuation Allowance	347,036	270,426
Less: Valuation Allowance	(346,833)	(270,139)
Deferred Income Tax Assets, Net	$203	$287
As of December 31, 2023 and 2022 the Company had federal net operating loss (“NOL”) carryforwards of approximately $1,160 million and $843 million, respectively, and state NOL carryforwards of $936 million and $741 million, respectively, which are available to offset future taxable income. As of December 31, 2023 and 2022 the Company had foreign (U.K.) NOL carryforwards of approximately $155 million and $95 million, respectively, which are available to offset future taxable income. Certain U.S. federal and state NOLs as of December 31, 2023 will begin to expire in 2035.
Utilization of the NOL carryforwards for purposes of federal income tax is subject to an annual limitation pursuant to Internal Revenue Code Section 382 (“Section 382”) due to ownership changes that have occurred. In general, an ownership change, as defined by Section 382, results from transactions increasing the ownership of certain shareholders or public groups in the stock of a corporation by more than 50% over a three-year period. The Company has assessed and concluded there have been multiple changes of control as defined by Section 382 since inception. As of December 31, 2023, the Company’s deferred income tax asset relating to the Company’s NOL carryforwards will be subject to an annual limitation pursuant to Section 382, thereby limiting the amount of NOL utilization each year.
A reconciliation of the beginning and ending balances of gross unrecognized tax benefits is as follows:

	Year Ended December 31,
(Amounts in thousands)	2023	2022
Unrecognized tax benefits - January 1	$1,353	$4,070
Gross increases - tax positions in prior period	—	—
Gross decreases - tax positions in prior period	—	(2,717)
Gross increases - tax positions in current period	—	—
Settlement	—	—
Lapse of statute of limitations	—	—
Unrecognized tax benefits - December 31	$1,353	$1,353
During 2023, the gross unrecognized tax benefits did not change, however $127.0 thousand of interest and penalties were accrued on the $1.35 million unrecognized tax benefit balance as of December 31, 2022. Included in the balance of unrecognized tax benefits of $1.35 million as of December 31, 2023, are tax benefits that if recognized, will affect the effective tax rate. The Company does not expect a material change in uncertain tax positions in the next 12 months.
The Company files a consolidated federal income tax return, foreign income tax returns and various state consolidated or combined income tax returns. The Company’s major tax jurisdictions are U.S. federal, New York State, New York City, California, and India. The Company generally remains subject to examination for Federal income tax returns for the years 2020 and forward, state income tax returns for the years 2019 and forward, and foreign income tax return for the years 2019 and forward.
The Pillar Two rules are intended to ensure that large multinational enterprise (“MNE”) groups pay a minimum level of tax on the income arising in each of the jurisdictions in which they operate. The rules do so by imposing a top-up tax on profits arising in a jurisdiction whenever the effective tax rate, determined on a jurisdictional basis, is below the 15 percent minimum rate. The Pillar Two rules include:
•“[A]n Income Inclusion Rule (IIR), which imposes top-up tax on a parent entity in respect of the low taxed     income of a constituent entity.”
•“[A]n Undertaxed Payment Rule (UTPR), which denies deductions or requires an equivalent adjustment to the extent the low tax income of a constituent entity is not subject to tax under an IIR.”
Management believes that the Company does not meet the requirements of a MNE and therefore the Pillar Two rules would not have a material future financial effect on the Company.